                                                                  Exhibit 10.3.8

                                 AMENDMENT NO. 1

                                     TO THE

                             POWER PURCHASE CONTRACT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                       SECOND IMPERIAL GEOTHERMAL COMPANY

                                  QFID NO. 3021

                             AMENDMENT NO. 1 TO THE
                         POWER PURCHASE CONTRACT BETWEEN
                     SOUTHERN CALIFORNIA EDISON COMPANY AND
                       SECOND IMPERIAL GEOTHERMAL COMPANY
                       ----------------------------------

1.  PARTIES

              The Parties to this Amendment No. 1 to the Power Purchase Contract between Southern California Edison Company and Second Imperial Geothermal
Company, executed on April 16, 1985 ("Contract"), are Southern California Edison
Company, a California corporation, ("Edison") and Second Imperial Geothermal
Company, a California general partnership, ("Seller") referred to individually as "Party" and collectively as "Parties".

2.  RECITALS

              This Amendment No. 1 is made with reference to the following facts, among others:

              2.1 On April 16, 1985, Edison and Seller executed the Contract to provide the terms and conditions for the sale by Seller and the purchase by
Edison of electrical power delivered by Seller to Edison at the Point of
Interconnection from the 40.000 kW Contract Capacity electrical Generating
Facility located at Heber, California.

              2.2 The Parties wish to extend the expected date of Firm Operation and Termination Date.

              2.3 Edison desires that Seller's Forecast of Annual Marginal Cost of Energy be shifted one year forward and that each year's price remain valid for 12 months after it first becomes effective.

              2.4 The Parties wish to amend the Contract to provide for the changes listed above.

3.  AGREEMENT

              The Parties agree to amend the Contract as follows:

              3.1 Section l.2e is amended to change the data when construction shall start and shall now read as follows:

       "a. Seller shall commence construction of the Generating Facility by
       September 1, 1989."

              3.2 Section 1.7 is amended to change the date of Seller's Firm
Operation and shall now read as follows:

       "1.7 Firm Operation: December 31, 1990."

              3.3 Section 2 is amended to add a new Section 2.11.1 which shall read as follows:

       "2.11.1 Contract Year: Except for the first Contract Year, a Contract
       Year shall consist of twelve (12) monthly billing periods beginning on the first day of the billing period following the anniversary date of
       Firm Operation. At Edison's option, the first Contract Year may consist of either twelve or thirteen billing periods commencing on the date of
       Firm Operation. If the first billing period of the contract term is less than a normal billing month, then the Contract year may consist of thirteen billing periods. If the first billing period is greater than a normal billing month, then the first contract year shall consist of twelve billing periods.

              3.4 Section 3.1 is amended to provide for a delayed development schedule and shall now read, in part, as follows:

       "3.1 The First Period of the Contract Term shall commence upon date of
       Firm Operation but not later than December 31, 1990."

              3.4 Section 11 is amended to provide for the extended date of Firm
Operation and shall now read as follows:

       "This Contract shall terminate if Firm Operation does not occur on or before April 16, 1991."

              3.5 Appendix B is amended to reflect the Annual Marginal Cost of
Energy that Seller shall be paid for the First Period and shall now read as follows:

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                       SOUTHERN CALIFORNIA EDISON COMPANY
                       ----------------------------------

                            LONG-TERM STANDARD OFFER
                            ------------------------

                            ENERGY PAYMENT SCHEDULE -
                            -------------------------

                   FORECAST OF ANNUAL MARGINAL COST OF ENERGY(1)
                   ---------------------------------------------

                     Year                                     Annual Margina(l)
Line               Payments               Contract            Cost of Energy(2)
No.                  Start                  Year                  (c/kWh)
------------------------------------------------------------------------------
1                    1991                     1                      8.1
2                    1992                     2                      8.6
3                    1993                     3                      9.3
4                    1994                     4                     10.1
5                    1995                     5                     10.9
6                    1996                     6                     11.8
7                    1997                     7                     12.6
8                    1998                     8                     13.6
9                    1999                     9                     14.6
10                   2000                    10                     15.6

1   This forecast to be used in conjunction with Energy Payment Option 1.

2   The annual energy payments in the table will be converted to seasonal time-of-delivery energy payment rates that are consistent with the time-of-delivery rates currently authorized by the Commission for Avoided
    Energy Cost Payments.

4.  OTHER CONTRACT TERMS AND CONDITIONS

              Except as amended herein, all turns, covenants, and conditions contained in the Contract shall remain in full force and effect.

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5.  SIGNATURE CLAUSE

              The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 on behalf of the Party for whom they sign. This Amendment No. 1 is hereby executed as of this 23rd day of
October 1987.

                                                 SOUTHERN CALIFORNIA EDISON
                                                     COMPANY

                                                 By /s/ Glenn J. Bjorklund
                                                   -----------------------------
                                                         GLENN J. BJORKLUND
                                                           Vice President

                                                 SECOND IMPERIAL GEOTHERMAL
                                                      COMPANY, A PARTNERSHIP

                                                 SECOND IMPERIAL CONTINENTAL,
                                                      INC., PARTNER

                                                 By /s/ F. Neil Smith
                                                   -----------------------------
                                                 Name F. Neil Smith
                                                      --------------------------
                                                 Title President
                                                      --------------------------

                                                 SECOND DRAVO GEOTHERMAL, INC.,
                                                       PARTNER

                                                 By /s/ J.J. Burke
                                                   -----------------------------
                                                 Name J.J. Burke
                                                      --------------------------
                                                 Title General Manager,
                                                       Geothermal Projects &
                                                       Operations
                                                      --------------------------

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